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                                                                     EXHIBIT 4.1

MEDICAL SCIENCE SYSTEMS, INC.

The Corporation is authorized to issue two classes of stock, Common Stock and Preferred Stock. The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of Preferred Stock.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- ...................... Custodian ........................
                          (Cust)                            (Minor)

under Uniform Gifts to Minors Act ..........................................
                                                   (State)

UNIF TRF MIN ACT - ......... Custodian (until age ..........)
                     (Cust)

 .................under Uniform Transfers to Minors Act .....................
      (Minor)                                                (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, hereby sell, assign and transfer unto

 ......................................
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

 ................................................

 ................................................
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

 ................................................ Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

 ................................................Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated

X...............................................

X...............................................
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By..............................................
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTIUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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[company logo]

MEDICAL SCIENCE SYSTEMS INCORPORATED
INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

COMMON STOCK

CUSIP 584981 10 4

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that
is the recorder holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF MEDICAL SCIENCE SYSTEMS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[signature]
Secretary

[corporate seal]

[signature]
President and Chief Executive Officer

COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION

BY

TRANSFER AGENT AND REGISTRAR,
AUTHORIZED SIGNATURE